UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-1731

SOURCE CAPITAL, INC.
(Exact name of registrant as specified in charter)

11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA			90064
(Address of principal executive offices)			(Zip code)

J. RICHARD ATWOOD, 11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA 90064
(Name and address of agent for service)

Registrant’s telephone number, including area code:		310-473-0225

Date of fiscal year end:	DECEMBER 31

Date of reporting period:	JUNE 30, 2007

Item 1.                    Report to Stockholders

SOURCE CAPITAL, INC.

SEMIANNUAL REPORT

for the six months ended June 30, 2007

SUMMARY FINANCIAL INFORMATION

	Six months ended June 30, 2007		Year ended December 31, 2006
	Total Net Assets	Per Common Share	Total Net Assets	Per Common Share
Beginning of period	$610,486,274	$64.81	$619,973,031	$66.79
Net gain on investments, realized and unrealized	$60,162,394	$6.98	$24,244,767	$2.86
Net investment income	3,434,086	0.40	3,784,171	0.44
Dividends to Preferred shareholders	(2,363,054)	(0.27)	(4,726,109)	(0.56)
Distributions to Common shareholders	(17,194,258)	(2.00)	(40,346,643)	(4.74)
Proceeds from Common shares issued for distributions reinvested by shareholders	3,169,980	—	7,557,057	0.02
Net changes during period	$47,209,148	$5.11	$(9,486,757)	$(1.98)
End of period	$657,695,422	$69.92	$610,486,274	$64.81

	June 30, 2007	December 31, 2006	December 31, 2005
Common market price per share	$68.75	$67.59	$73.75
Common market premium (discount) to net asset value	(1.7)%	4.3%	10.4%
Preferred asset coverage	1,215%	1,127%	1,145%
Preferred liquidation preference per share	$27.50	$27.50	$27.50
Preferred market price per share	$32.24	$31.85	$33.60

DESCRIPTION OF THE COMPANY

Source Capital, Inc., is a major diversified, publicly traded investment company with total net assets approximating $658,000,000. Its investment portfolio includes a wide range of securities with primary emphasis on common stocks.

Source Capital has Common and Preferred shares outstanding, both of which are traded on The New York Stock Exchange. Each of the 1,969,212 outstanding Preferred shares has a prior claim of $27.50 on assets and $2.40 per year on income. The balance of the Company's assets and income are available to the 8,632,436 shares of Common Stock outstanding.

Source Capital's investment objective is to seek maximum total return for Common shareholders from both capital appreciation and investment income to the extent consistent with protection of invested capital and provision of sufficient income to meet the dividend requirements of Preferred shareholders.

Source Capital is not a mutual fund. Thus, it does not repurchase its own shares on demand and does not need to structure its portfolio securities to provide for possible redemptions. As a publicly traded investment company, Source Capital's Common and Preferred shares are bought and sold on The New York Stock Exchange, and the Company is not involved in the transaction.

Source Capital's investment approach emphasizes primarily equity and equity-related investments in seeking to achieve its growth objective for its Common shareholders. The desirability of equity versus fixed-income investments continues to be a subject of debate. Source Capital's position is that without assuming undue risk and recognizing the fixed claim of its Preferred Stock, properly selected stocks offer the better long-term opportunity for overall investment return as well as long-term protection from the large but uncertain threat of inflation. Source Capital's equity investments have been directed toward companies with highly liquid, relatively unleveraged balance sheets, and a demonstrated long-term ability to earn above-average returns on invested capital. Source Capital's equity investment portfolio is based on fundamental judgments of long-term returns attainable from income and appreciation in the securities of such companies and is not derived from overall economic forecasts or stock market predictions.

The Company has adopted a flexible distribution policy. This policy is designed to pay Common shareholders quarterly distributions at a rate that is substantially in excess of net investment income. The rate will be adjusted periodically in response to sustained changes in the net asset value, market conditions, and changes to investment company regulations and tax laws. Only a portion of such distributions is paid from net investment income. The remainder is paid from any net realized capital gains and/or paid-in capital, as determined by each year's results. To the extent the Company realizes net long-term capital gains for any year in excess of the amounts distributed under the Company's distribution policy, such excess will be distributed to shareholders. All distributions are taxable to shareholders as dividend income or capital gain distributions since the Company has accumulated earnings and profits from prior years.

LETTER TO SHAREHOLDERS

TO OUR SHAREHOLDERS:

Source Capital's total net assets increased from $605,487,484 to $657,695,422 during the second quarter. Net asset value per Common share amounted to $69.92 at June 30, 2007, compared with $64.04 at March 31, 2007, and $64.81 at year-end 2006. These changes in net asset value were net of cash distributions of $1.00 paid in both the first and second quarters.

Investment Results, 2007 First Half

For the six months ended June 30, 2007, the net asset value per share of Source Capital's Common Stock increased by 11.1%, as adjusted for reinvestment of distributions paid during the period, while total net assets rose 10.6%. These returns compare with an 8.7% increase in the Russell 2500 Index, a measure of small to medium capitalization stock performance. The foregoing changes were calculated on the basis of reinvesting all dividends and distributions.

Investment Results, 2007 Second Quarter

In the most recent quarter, Source Capital's net asset value per share of Common Stock increased 10.8%, as adjusted for reinvestment of the $1.00 distribution paid during the period, while total net assets rose 10.0%, both on a reinvestment basis. In comparison, the Russell 2500 Index increased 4.9% during the quarter, also on a reinvestment basis.

Distributions to Common Shareholders

A regular quarterly distribution of $1.00 per share was paid on June 15, 2007, to shareholders of record on May 25, 2007. Source Capital's distribution policy allows the Board of Directors to continue to consider changes in net asset value when establishing the quarterly distribution rate, but also provides the flexibility to consider other factors such as current market conditions and changes to investment company regulations and tax laws. It is the intention of the Board of Directors to continue paying quarterly distributions at a rate that is substantially in excess of net investment income as evidenced by the current annual distribution rate of $4.00.

Preferred Dividends

The regular Preferred dividend of $0.60 per share was paid on June 15, 2007, to shareholders of record on May 25, 2007. The changes in the Company's total net assets since year-end 2006 have resulted in changes in the Preferred shares' asset coverage from 1,127% at December 31, 2006 to 1,118% at March 31, 2007, and 1,215% at June 30, 2007. Net investment income provided Preferred dividend coverage of 238% for the second quarter and 145% for the six months, compared with 107% and 93% for the corresponding periods of 2006.

Market Price of Source Capital Shares

The market price of Source Capital Common Stock increased from $67.59 to $68.75 during the first half of 2007. As this $1.16 increase in market price was less than the $5.11 increase in the underlying net asset value, the market premium to net asset value of 4.3% at year-end 2006 reversed to a discount of 1.7% at June 30, 2007. The market price of Source Capital Preferred Stock increased to $32.24 at June 30, 2007, from $31.85 at year-end 2006.

Commentary

The stock market continued its dynamic advance, which began 4 1/2 years ago in 2003, with first-half gains of 6.5% for the Russell 2000 and 7% for the S&P 500, both of which represent strong double-digit rates on an annualized basis. Since the start of 2003, the Russell 2000 has advanced at a rate of 20% per year, the S&P 500 at a 15% rate.

Source has done gratifyingly well so far in 2007, with much of that gain coming in the second quarter. First-half returns were 11.1% for Source, more than two points ahead of the benchmark Russell 2500, and 3-4 points above other indexes. Over longer time periods, Source has been very competitive with the Russell 2500 and achieved double the 10-year annual return of the S&P 500, the index which best represents the market as a whole.

	Periods Ended June 30, 2007
	Second Quarter	First Half	Three Years*	Five Years*	Ten Years*
Source	10.8%	11.1%	13.2%	15.3%	14.3%
Russell 2500	4.9%	8.7%	15.0%	15.3%	11.0%
S&P 500	6.3%	7.0%	11.7%	10.7%	7.1%
Nasdaq	7.5%	7.8%	8.3%	12.2%	6.1%

*  Annualized Returns.

Source's strong first-half performance was driven by its position in oil services (Noble, Helix and Tidewater, up over 30%), companies supporting pharmaceutical research (Invitrogen and Charles River Labs, up 25%), and CDW, a direct marketer of technology products, mostly to small businesses (+20%).

In the past two Source Capital shareholder letters we discussed the impact of private-equity funds on stock performance. At year-end 2006, we argued that private equity's preference for low- and medium-quality businesses had contributed to the poor relative performance in 2006 of Source's high-quality, efficiently managed portfolio companies. We also made the points that we would not change our investment philosophy and we would continue to emphasize the same high-quality businesses for the Source portfolio as in the past. In the first-quarter letter we were more upbeat and expressed the view that this baleful influence on the market would eventually dissipate, though the timing remained unclear. We continue to think this is the case and, in fact, believe that "eventually" is "now."

There are a number of reasons we take this view. First, although private equity funding continues at high rates, there is no evidence of a significant increase versus last year, which we believe is a prerequisite to continued relative underperformance. Second, we have not seen an increase in deal pricing.

Third, credit spreads have noticeably increased. This means that the interest rate which the private-equity buyer must pay on the debt portion of his highly leveraged purchase is higher. In addition, the appetite of bond buyers for deal paper has clearly diminished. Recently, several financings have been withdrawn or postponed, including Chrysler, Allison Transmission, Service

Master, Expedia, and Dollar General, as buyers have demanded higher rates and more rigorous bond covenants. These trends are likely to make deals harder to do and, potentially, to lower prices.

Finally, private-equity investors have been seeking larger-size target companies. If this continues, as we expect it will, it may have some modest impact on large-cap valuations but, more importantly, will most likely reduce the impact of private equity on the small- and mid-cap universe that is more relevant to the Source portfolio.

The price increase in CDW, which we noted above, was in part the result of an acquisition agreement with Madison Dearborn Partners, a Chicago private-equity firm. Madison Dearborn will pay $87.75 in cash for each CDW share. We viewed this announcement with mixed feelings. Although an eight-point premium over CDW's recent price was clearly positive, we also believed that we would be far better off, and would achieve much more attractive returns on our investment, as a long-term owner of a publicly traded CDW.

We had first purchased CDW in early 2005 and gradually added to our position at prices mostly in the mid- to low-50s. By the end of 2006, CDW was a 4.5% portfolio position, our sixth largest. The opportunity to increase our position at attractive prices was driven in part by several challenges in the business, which CDW needed some time to master. These included capacity expansion (a new warehouse and a big increase in office space), a large acquisition, and a major sales force reorganization.

The sales force reorganization assigned most of CDW's corporate sales reps to defined geographic regions and involved the transfer of many thousands of accounts. It was instituted in March 2006, and perhaps unsurprisingly followed by several quarters of disappointingly flat sales. However, starting this past March, the tide decisively turned, and CDW's corporate sector began posting dramatically better results—sales growth of 10-12% each month.

CDW purchased Berbee in October 2006, its largest acquisition ever. Berbee is a reseller of advanced technology products, including network infrastructure, communication systems, storage, and security. It gave CDW access to new product areas and the opportunity to do significant cross selling with its established customers. In addition, with offices in only six Midwestern states, Berbee had considerable expansion potential, either de novo or by acquisition of resellers with similar strategies and products. Early Berbee results have been extraordinarily good, with sales growth averaging +60% for the first and second quarters.

This combination of improved sales to the corporate sector and impressive performance at Berbee produced very strong earnings performance in the first quarter with operating margins up 30 basis points and EPS increasing by 28%, results well above market expectations. Not surprisingly, CDW's stock reacted very favorably to these dramatic improvements in sales, and earnings, rising from $58 a share in early March to $80 in early May, up 38%.

We were, therefore, surprised and shocked to learn in late May that CDW's Board of Directors had agreed to the sale of the company to Madison Dearborn at the price of $87.75, a nominal 10% premium over its recent high. As we discussed above, CDW was in the relatively early stages of emerging from a period of significant investment in its business—the new distribution center in Las Vegas, expanded office space in Chicago, the $180-million Berbee acquisition, and a painful, but ultimately successful sales force re-organization. There is little doubt in our mind that the buyer will be capturing most of the future benefits of these actions, leaving shareholders poorly compensated for their patience in owning the stock for the past two years.

We will be voting against the merger at the scheduled August 9 shareholders meeting.

Respectfully submitted,

Eric S. Ende

President and
Chief Investment Officer

July 27, 2007

The discussion of Company investments represents the views of the Company's managers at the time of this report and are subject to change without notice. References to individual securities are for informational purposes only and should not be construed as recommendations to purchase or sell individual securities. While the Company's managers believe that the Company's holdings are value stocks, there can be no assurance that others will consider them as such. Further, investing in value stocks presents the risk that value stocks may fall out of favor with investors and underperform growth stocks during given periods.

The Russell 2000 Index is an unmanaged index comprised of the 2,000 smallest companies in the Russell 3000 Index. The Russell 2500 Index is an unmanaged index comprised of the 2,500 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The S&P 500 Index is an index of 500 companies with large market capitalization. The Dow Jones Industrial Average (DJIA) covers 30 major companies. The Lehman Brothers Government/Credit Index is a broad-based unmanaged index of all government and corporate bonds that are investment grade with at least one year to maturity. The Nasdaq Composite Index is a market capitalization index comprised of over 3,000 stocks.

FORWARD LOOKING STATEMENT DISCLOSURE

As managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on current management expectations, they are considered "forward-looking statements," which may or may not be accurate over the long term. While we believe we have a reasonable basis for our comments and we have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security.

PORTFOLIO OF INVESTMENTS

June 30, 2007

COMMON STOCKS	Shares	Value
BUSINESS SERVICES & SUPPLIES — 25.5%
Brady Corporation	510,400	$18,956,256
CDW Corporation*	353,900	30,070,883
Charles River Laboratories International, Inc.*	455,000	23,487,100
Clarcor, Inc.	335,000	12,539,050
Copart, Inc.*	265,000	8,106,350
Invitrogen Corporation*	270,000	19,912,500
Manpower Inc.	300,000	27,672,000
ScanSource Inc.*	850,000	27,191,500
		$167,935,639
PRODUCER DURABLE GOODS — 14.0%
Franklin Electric Co., Inc.	220,000	$10,379,600
Graco Inc.	495,000	19,938,600
HNI Corporation	375,000	15,375,000
IDEX Corporation	742,500	28,615,950
Zebra Technologies Corporation (Class A)*	465,000	18,014,100
		$92,323,250
ENERGY — 11.3%
Helix Energy Solutions Group, Inc.*	695,000	$27,737,450
Noble Corporation	460,000	44,859,200
Tidewater Inc.	23,700	1,679,856
		$74,276,506
TECHNOLOGY —10.4%
Cognex Corporation	720,000	$16,207,200
Maxim Integrated Products, Inc.	225,000	7,517,250
Microchip Technology, Inc.	380,000	14,075,200
Plantronics, Inc.	751,100	19,693,842
SanDisk Corporation*	215,000	10,522,100
		$68,015,592
RETAILING — 9.7%
CarMax, Inc.*	1,070,012	$27,285,306
O'Reilly Automotive, Inc.*	1,000,000	36,550,000
		$63,835,306
HEALTH CARE — 6.6%
Amsurg Corporation*	340,000	$8,207,600
Bio-Rad Laboratories, Inc. (Class A)*	200,300	15,136,671
Lincare Holdings Inc.*	510,000	20,323,500
		$43,667,771
TRANSPORTATION — 4.8%
Heartland Express, Inc.	1,050,000	$17,115,000
Knight Transportation, Inc.	731,900	14,184,222
		$31,299,222
FINANCIAL — 4.2%
Brown & Brown, Inc.	630,000	$15,838,200
First American Corporation	235,000	11,632,500
		$27,470,700
ENTERTAINMENT — 4.0%
Carnival Corporation	536,600	$26,169,982
CONSUMER DURABLE GOODS — 0.9%
Polaris Industries, Inc.	110,900	$6,006,344
TOTAL COMMON STOCKS — 91.4% (Cost $330,740,178)		$601,000,312

PORTFOLIO OF INVESTMENTS

June 30, 2007

PREFERRED STOCKS — 1.6%	Shares or Face Amount	Value
REAL ESTATE INVESTMENT TRUST
CBL & Associates Properties, Inc.	100,000	$2,514,000
Duke-Weeks Realty Corp. (Series B)	40,000	2,020,000
Pennsylvania Real Estate Investment Trust (Series A)	59,000	3,110,480
Prologis (Series G)	120,000	2,961,600
TOTAL PREFERRED STOCKS (Cost $10,179,446)		$10,606,080
CONVERTIBLE DEBENTURE — 0.3% (Cost $1,970,000)
TECHNOLOGY
International Rectifier Corp. — 4.25% 2007	$2,000,000	$1,995,000
NON-CONVERTIBLE BONDS AND DEBENTURES
CORPORATE — 2.8%
Central Garden & Pet Company — 9.125% 2013	$3,000,000	$3,075,000
Hanover Equipment Trust — 8.5% 2008	2,000,000	2,005,000
Invacare Corporation— 9.75% 2015	2,000,000	2,010,000
JLG Industries, Inc. — 8.25% 2008	2,000,000	2,006,280
Manitowoc Company, Inc., The — 10.5% 2012	1,300,000	1,374,750
PolyOne Corporation — 6.58% 2011 — 10.625% 2010	1,500,000 556,000	1,438,125 586,580
Realty Income Corporation — 8.25% 2008	2,000,000	2,067,200
Titan International, Inc. — 8% 2012	2,000,000	2,055,000
Unisys Corporation — 7.875% 2008	1,500,000	1,507,500
		$18,125,435
U.S. GOVERNMENT AND AGENCIES — 0.0%
Federal Home Loan Mortgage Corporation — 6.5% 2023 (Interest Only)	$14,266	$319
Government National Mortgage Association (Mobile Home) — 9.75% 2010	130,053	136,881
		$137,200
TOTAL NON-COVERTIBLE BONDS AND DEBENTURES — 2.8% (Cost $18,065,788)		$18,262,635
TOTAL INVESTMENT SECURITIES — 96.1% (Cost $360,955,412 )		$631,864,027
SHORT-TERM INVESTMENTS — 3.9%
Rabobank USA Financial Corporation — 5.32% 07/02/07	$10,088,000	$10,086,509
Toyota Motor Credit Corporation — 5.27% 07/12/2007	15,772,000	15,746,603
TOTAL SHORT-TERM INVESTMENTS (Cost $25,833,112)		$25,833,112
TOTAL INVESTMENTS — 100.0% (Cost $386,788,524)		$657,697,139
Other Assets Less Liabilities — 0.0%		(1,717)
TOTAL NET ASSETS — 100%		$657,695,422

*  Non-income producing securities

See notes to financial statements.

PORTFOLIO SUMMARY

June 30, 2007

Common Stocks		91.4%
Business Services & Supplies	25.5%
Producer Durable Goods	14.0%
Energy	11.3%
Technology	10.4%
Retailing	9.7%
Health Care	6.6%
Transportation	4.8%
Financial	4.2%
Entertainment	4.0%
Consumer Durable Goods	0.9%
Preferred Stocks		1.6%
Convertible Debenture		0.3%
Non-Convertible Bonds and Debentures		2.8%
Short-Term Investments		3.9%
Other		0.0%
Total Net Assets		100.0%

MAJOR PORTFOLIO CHANGES

Quarter Ended June 30, 2007

	Shares or Face Amount
NET PURCHASES
Common Stocks
Brown & Brown, Inc.	50,000	shs.
Franklin Electric Co., Inc.	40,000	shs.
HNI Corporation	22,700	shs.
Knight Transportation, Inc.	11,900	shs.
Maxim Integrated Products, Inc.	45,000	shs.
Microchip Technology Incorporated	40,000	shs.
Non-Convertible Securities
Hanover Equipment Trust — 8.5% 2008 (1)	$2,000,000
Invacare Corporation — 9.75% 2015 (1)	$2,000,000
Polyone Corporation — 6.58% 2011 (1)	$1,500,000
Titan International, Inc. — 8% 2012 (1)	$2,000,000
NET SALES
Common Stocks
Polaris Industries, Inc.	69,100	shs.
Tidewater Inc.	141,300	shs.
Non-Convertible Security
Polyone Corporation — 10.625% 2010	$394,000

(1)  Indicates new commitment to portfolio

STATEMENT OF ASSETS AND LIABILITIES

	June 30, 2007
ASSETS
Investments at value:
Investment securites — at market value (cost $360,955,412) — Note A	$631,864,027
Short-term investments — at amortized cost (maturities 60 days or less) — Note A	25,833,112	$657,697,139
Cash		680
Receivable for:
Accrued interest	$511,112
Dividends	102,328	613,440
		$658,311,259
LIABILITIES
Payable for:
Advisory fees	$376,415
Accrued dividends — Preferred Stock	196,921
Accrued expenses	42,501	615,837
TOTAL NET ASSETS — June 30, 2007		$657,695,422
Assets applicable to Preferred Stock at a liquidation preference of $27.50 per share (asset coverage 1,215%) — Note B		$54,153,330
Net assets applicable to Common Stock — $69.92 per share		$603,542,092
SUMMARY OF SHAREHOLDERS' EQUITY
$2.40 Cumulative Preferred Stock — par value $3 per share; authorized 3,000,000 shares; outstanding 1,969,212 shares — Note B		$5,907,636
Common Stock — par value $1 per share; authorized 12,000,000 shares; outstanding 8,632,436 shares — Note B		8,632,436
Additional Paid-in Capital		367,457,382
Undistributed net realized gain on investments		2,536,794
Undistributed net investment income		2,252,559
Unrealized appreciation of investments		270,908,615
TOTAL NET ASSETS — June 30, 2007		$657,695,422

See notes to financial statements.

STATEMENT OF OPERATIONS

For the six months ended June 30, 2007

INVESTMENT INCOME
Income
Dividends		$4,550,849
Interest		1,523,896
		$6,074,745
Expenses — Note C:
Advisory fees	$2,159,490
Transfer agent fees and expenses	162,251
Reports to shareholders	88,119
Directors' fees and expenses	69,063
Legal and auditing fees	51,973
Registration and filing fees	30,395
Custodian fees and expenses	27,513
Insurance	23,507
Taxes, other than federal income tax	23,325
Other expenses	5,023	2,640,659
Net investment income — Note A		$3,434,086
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments:
Proceeds from sale of investment securities
(excluding short-term corporate notes with maturities 60 days or less)	$45,980,609
Cost of investment securities sold	29,840,574
Net realized gain on investments — Notes A and D		$16,140,035
Unrealized appreciation of investments:
Unrealized appreciation at beginning of period	$226,886,256
Unrealized appreciation at end of period	270,908,615
Increase in unrealized appreciation of investments		44,022,359
Net realized and unrealized gain on investments		$60,162,394
NET INCREASE IN TOTAL NET ASSETS RESULTING FROM OPERATIONS		$63,596,480

See notes to financial statements.

STATEMENT OF CHANGES IN TOTAL NET ASSETS

	For the six months ended June 30, 2007		For the year ended December 31, 2006
INCREASE (DECREASE) IN TOTAL NET ASSETS
Operations:
Net investment income	$3,434,086		$3,784,171
Net realized gain on ivestments — Notes A and D	16,140,035		24,055,631
Increase in unrealized appreciation of investments	44,022,359		189,136
Increase in total net assets resulting from operations		$63,596,480		$28,028,938
Distributions to Preferred shareholders:
From net investment income	$(2,363,054)		$(2,140,987)
From net realized capital gains	—	(2,363,054)	(2,585,122)	(4,726,109)
Distributions to Common shareholders — Note A:
From net investment income	$(461,657)		—
From net realized capital gains	(16,732,601)	(17,194,258)	$(40,346,643)	(40,346,643)
Proceeds from Common shares issued for distributions reinvested by shareholders — Note B		3,169,980		7,557,057
Increase (decrease) in total net assets		$47,209,148		$(9,486,757)
TOTAL NET ASSETS
Beginning of period, including undistributed net investment income of $1,643,184 and zero at December 31, 2006 and 2005, respectively		610,486,274		619,973,031
End of period, including undistributed net investment income of $2,252,559 and $1,643,184 at June 30, 2007 and December 31, 2006, respectively		$657,695,422		$610,486,274

See notes to financial statements.

FINANCIAL HIGHLIGHTS

Selected data for a share of Common Stock outstanding throughout each period

	Six months ended June 30,		Year ended December 31,
	2007		2006	2005	2004	2003	2002
Per share operating performance:
Net asset value at beginning of period	$64.81		$66.79	$63.20	$56.62	$41.90	$55.45
Income from investment operations:
Net investment income	$0.40		$0.44	$0.42	$0.45	$0.41	$0.49
Net realized and unrealized gain (loss) on investment securities	6.98		2.86	9.16	10.65	18.36	(8.97)
Total from investment operations	$7.38		$3.30	$9.58	$11.10	$18.77	$(8.48)
Distributions to Preferred shareholders:
From net investment income	$(0.27)		$(0.25)	$(0.45)	$(0.43)	$(0.51)	$(0.49)
From net realized gains	—		(0.31)	(0.11)	(0.14)	(0.06)	(0.10)
Distributions to Common shareholders:
From net investment income	(0.05)		—	—	—	—	—
From net realized gains	(1.95)		(4.74)	(5.47)	(4.00)	(3.50)	(4.60)
Total distributions	$(2.27)		$(5.30)	$(6.03)	$(4.57)	$(4.07)	$(5.19)
Effect of Common shares issued for distributions reinvested by shareholders	—		$0.02	$0.04	$0.05	$0.02	$0.12
Net asset value at end of period	$69.92		$64.81	$66.79	$63.20	$56.62	$41.90
Per share market price at end of period	$68.75		$67.59	$73.75	$71.54	$59.38	$52.85
Total investment return(1)	4.8%		(1.8)%	11.5%	28.4%	20.6%	(6.2)%
Net asset value total return(2)	11.1%		4.3%	14.9%	19.5%	45.7%	(17.1)%
Supplemental data:
Total net assets at end of period (in thousands)	$657,695		$610,486	$619,973	$581,729	$521,249	$395,176
Ratios based on average net assets applicable to
Common Stock:
Expenses	0.92	%(3)	0.90%	0.91%	0.95%	0.99%	0.99%
Net income	1.20	%(3)	0.67%	0.66%	0.77%	0.85%	0.99%
Ratios based on average total net assets:
Expenses	0.84	%(3)	0.82%	0.83%	0.85%	0.87%	0.87%
Net income	0.92	%(3)	0.61%	0.60%	0.69%	0.75%	0.87%
Portfolio turnover rate	8.04	%(3)	13.36%	22.92%	22.86%	18.43%	16.62%
Preferred Stock:
Total shares outstanding(4)	1,969,212		1,969,212	1,969,212	1,969,212	1,969,212	1,969,212
Asset coverage per share(4)	$333.99		$310.02	$314.83	$295.41	$264.70	$200.68
Involuntary liquidation preference per share	$27.50		$27.50	$27.50	$27.50	$27.50	$27.50
Average market price per share(5)	$32.47		$32.38	$34.21	$34.04	$31.87	$31.15

(1)  Based on market value per share, adjusted for reinvestment of distributions

(2)  Based on net asset value per share, adjusted for reinvestment of distributions

(3)  Annualized

(4)  Information shown as of the end of the period

(5)  The average of all month-end market prices during each period

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

June 30, 2007

NOTE A—Significant Accounting Policies

The Company is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The investment objective of the Company is to seek maximum total return for Common shareholders from both capital appreciation and investment income to the extent consistent with protection of invested capital and provision of sufficient income to meet the dividend requirements of Preferred shareholders. The significant accounting policies followed by the Company in the preparation of its financial statements include the following:

1. SECURITIES VALUATION—Securities, including any outstanding written call options, listed or traded on a national securities exchange are valued at the last sale price. Securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price. If there was not a sale that day, securities are valued at the mean between the most recent bid and asked prices. Securities that are unlisted and debt and convertible securities listed on a national securities exchange for which the over-the-counter market more accurately reflects the securities' value, in the judgment of the Company's officers, are valued at the mean between the most recent bid and asked prices or other ascertainable market value. Short-term investments with maturities of 60 days or less are valued at cost plus interest earned, which approximates market value. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors.

2. USE OF ESTIMATES—The preparation of the financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

3. OTHER—Securities transactions are accounted for on the date securities are purchased or sold. Dividend income is recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. Dividends payable by the Company on the Preferred Stock are recorded on an accrual basis and distributions payable on the Common Stock are recorded on the ex-dividend date. The distribution allocation at June 30, 2007, is preliminary and may be revised based on operating results for the entire year. The ratios of expenses and net income to average net assets do not reflect the effect of payments to Preferred shareholders.

NOTE B—Capital Stock

The Preferred Stock is entitled in liquidation to $27.50 per share plus accrued dividends and may be called for redemption, at the discretion of the Company, at $27.50 per share plus accrued dividends. Dividends may not be declared on the Common Stock if Preferred dividends are in arrears or if the Preferred Stock would not thereafter have an asset coverage of 200% or more. At June 30, 2007, the asset coverage of the Preferred Stock was 1,215%.

The Company issued 47,885 shares of Common Stock under its Reinvestment Plan for Common and Preferred shareholders during the six months ended June 30, 2007.

NOTE C—Advisory Fees and Other Affiliated Transactions

Pursuant to an investment advisory agreement, the Company pays First Pacific Advisors, LLC ("Investment Adviser"), monthly investment advisory fees calculated at an annual rate of 0.725% for the first $100 million of total net assets, 0.700% for the next $100 million of total net assets, and 0.675% for any total net assets in excess of $200 million. The Agreement obligates the Investment Adviser to reduce its fee to the extent necessary to reimburse the Company for any annual expenses (exclusive of interest, taxes, the cost of any supplementary statistical and research information, legal expenses related to portfolio securities, and extraordinary expenses such as litigation) in excess of 1 1/2% of the first $30 million and 1% of the remaining average total net assets of the Company for the year.

The investment advisory agreement provides that it may be renewed from year to year by (i) the Board of Directors of the Company or by the vote of a majority (as defined in the Investment Company Act of 1940) of the outstanding voting securities of the Company, and (ii) by the vote of a majority of Directors who are not interested persons (as defined in the 1940 Act) of the Company or of the Investment Adviser cast in person at a meeting called for the purpose of voting on such approval.

For the six months ended June 30, 2007, the Company paid aggregate fees of $69,000 to all Directors who are not interested persons of the Investment Adviser. The Officers of the Company are also officers of the Investment Adviser.

NOTE D—Federal Income Tax

No provision for federal taxes is considered necessary because the Company has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year all of its taxable net investment income and taxable net realized gain on investments to its shareholders in accordance with the minimum distribution requirements of the Code.

Cost of purchases of investment securities (excluding short-term corporate notes with maturities of 60 days or less) aggregated $23,969,013 for the six months ended June 30, 2007. Cost of investment securities owned at June 30, 2007, was the same for federal income tax and financial reporting purposes. Gains and losses are based on the specific certificate identification method. Gross unrealized appreciation and depreciation for all investments at June 30, 2007, for federal income tax purposes was $271,653,621 and $745,006, respectively, with total net unrealized appreciation of $270,908,615.

NOTES TO FINANCIAL STATEMENTS

June 30, 2007

The Financial Accounting Standards Board ("FASB") has recently issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109 (the "Interpretation"), which applies to all registered investment companies, clarifies the accounting for uncertain tax positions. The Interpretation is effective for financial statements for fiscal years beginning after December 15, 2006. Management of the Company completed their analysis of the Interpretation and estimates the adoption will have no significant impact on the financial statements.

RESULTS OF ANNUAL MEETING

Following is the matter voted upon and the results of those votes cast at the annual meeting of shareholders held May 7, 2007:

With respect to the election of four directors by the holders of Common Stock, $1.00 par value, and election of two directors by the holders of $2.40 Cumulative Preferred Stock, $3.00 par value:

	Votes For	Votes Withheld
Common
Eric S. Ende	7,088,503	109,033
Thomas P. Merrick	7,107,605	109,033
David Rees	7,079,796	109,033
Lawrence J. Sheehan	7,063,560	109,033
Preferred
Willard H. Altman, Jr.	1,710,717	38,994
Paul G. Schloemer	1,712,129	38,994

INVESTMENT ADVISER

First Pacific Advisors, LLC

11400 West Olympic Blvd., Suite 1200

Los Angeles, California 90064-1550

(800) 982-4372 or (310) 473-0225

CUSTODIAN

State Street Bank and Trust Company

Boston, Massachusetts

LEGAL COUNSEL

O'Melveny & Myers LLP

Los Angeles, California

INDEPENDENT AUDITORS

Deloitte & Touche LLP

Los Angeles, California

TRANSFER AGENT, SHAREHOLDER SERVICE AGENT AND REGISTRAR

Mellon Investor Services LLC

480 Washington Boulevard

Jersey City, NJ 07310

(800) 279-1241 or (201) 329-8660

www.melloninvestor.com

STOCK EXCHANGE LISTING

New York Stock Exchange:

Symbols: SOR  Common Stock
SOR+ Preferred Stock

DIRECTORS AND OFFICERS

Name, Age & Address	Position(s) with Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships
Willard H. Altman, Jr. - (71)*	Director	Term: 1 Year Time Served: 9 Years	Retired. Formerly, until 1995, Partner of Ernst & Young LLP, a public accounting firm.	6

Thomas P. Merrick - (70)*	Director	Term: 1 Year Time Served: 1 Year	Private consultant. President of Strategic Planning Consultants for more than the past five years. Former Executive Committee member and Vice President of Fluor Corporation, responsible for strategic planning, from 1984 to 1998.	1

David Rees - (83)*	Director	Term: 1 Year Time Served: 39 Years	Private investor. Formerly President and Chief Executive Officer of the International Institute of Los Angeles. Formerly, until 1995, the Senior Editor of Los Angeles Business Journal.	1	International Institute of Los Angeles

Paul G. Schloemer - (78)*	Director	Term: 1 Year Time Served: 8 Years	Retired. Formerly President and Chief Executive Officer (1984-1993) of Parker Hannifin Corporation.	1

Lawrence J. Sheehan - (74)*	Director	Term: 1 Year Time Served: 16 Years	Retired. Formerly partner (1969 to 1994) and of counsel employee (1994 to 2002) of the law firm of O'Melveny & Myers LLP.	6

Eric S. Ende - (62)	Director President & Chief Investment Officer	Term: 1 Year Time Served: 7 Years	Partner of the Adviser since 2006. Formerly Senior Vice President of First Pacific Advisors, Inc. from 1984 to 2006.	3

Steven R. Geist - (53)	Executive Vice President & Portfolio Manager	Time Served: 11 Years	Partner of the Adviser since 2006. Formerly Vice President of First Pacific Advisors, Inc. from 1992 to 2006.

J. Richard Atwood - (47)	Treasurer	Time Served: 10 Years	Chief Operating Officer of the Adviser. President of FPA Fund Distributors, Inc.		FPA Fund Distributors, Inc.

Sherry Sasaki - (52)	Secretary	Time Served: 25 Years	Assistant Vice President and Secretary of the Adviser and Secretary of FPA Fund Distributors, Inc.

Christopher H. Thomas - (50)	Chief Compliance Officer	Time Served: 12 Years	Vice President and Chief Compliance Officer of the Adviser and Vice President of FPA Fund Distributors, Inc.		FPA Fund Distributors, Inc.

E. Lake Setzler III - (40)	Assistant Treasurer	Time Served: 1Year	Vice President and Controller of the Adviser since 2005. Formerly Chief Operating Officer of Inflective Asset Management, LLC (2004-2005) and Vice President of Transamerica Investment Management, LLC (2000-2004).

Each of the above individuals can be contacted at 11400 W. Olympic Blvd., Suite 1200, Los Angeles, CA, 90064.

*  Audit committee member

Mr. Altman serves as a member of the audit committee of five open-end investment companies managed by First Pacific Advisors, LLC ("FPA"), the Company's investment adviser. Mr. Sheehan also serves as a member of the audit committee of five open-end investment companies managed by FPA. The Company's Board of Directors has considered the matter of their simultaneous service and determined that serving simultaneously as a member of these audit committees does not impair their ability to serve as a member of the Audit Committee of the Company.

The Company's schedule of portfolio holdings, filed the first and third quarter on Form N-Q with the SEC, is available on the SEC's website at www.sec.gov. Form N-Q is available at the SEC's Public Reference Room in Washington, D.C., and information on the operations of the Public Reference Room may be obtained by calling 1-202-942-8090. To obtain information on Form N-Q from the Company, shareholders can call 1-800-982-4372.

The Company's complete proxy voting record for the 12 months ended June 30, 2007, is available without charge, upon request, by calling 1-800-982-4372 and on the SEC's website at www.sec.gov.

The Company's Audit Committee Charter is available on its website, www.fpafunds.com, and is available without charge, upon request, by calling 1-800-982-4372. The Company's Annual CEO Certification as required by the NYSE's Corporate Governance listing standards for the fiscal year ended December 31, 2006, was submitted to the NYSE on May 9, 2007.

SOURCE CAPITAL, INC.

11400 West Olympic Boulevard, Suite 1200

Los Angeles, California 90064-1550

Item 2.                    Code of Ethics.  Not Applicable to this semi-annual report.

Item 3.                    Audit Committee Financial Expert.  Not Applicable to this semi-annual report.

Item 4.                    Principal Accountant Fees and Services.  Not Applicable to this semi-annual report.

Item 5.                    Audit Committee of Listed Registrants.  Not Applicable to this semi-annual report.

Item 6.                    Schedule of Investments. The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

Item 7.                    Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not Applicable to this semi-annual report.

Item 8.                    Portfolio Managers of Closed-End Management Investment Companies.  Not Applicable to this semi-annual report.

Item 9.                    Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not Applicable.

Item 10.                  Submission of Matters to a Vote of Security Holders.  There has been no material change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11.                  Controls and Procedures.

(a)           The principal executive officer and principal financial officer of the registrant have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)           There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12.                  Exhibits.

(a)(1)       Code of ethics as applies to the registrant’s officers and directors, as required to be disclosed under Item 2 of Form N-CSR.  Not Applicable to this semi-annual report.

(a)(2)       Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the Investment Company Act of 1940.  Attached hereto.

(a)(3)       Not Applicable

(b)           Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940.  Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SOURCE CAPITAL, INC.

By:	/s/ ERIC S. ENDE
Eric S. Ende, President
(Principal Executive Officer)

Date:	August 28, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

SOURCE CAPITAL, INC.

By:	/s/ ERIC S. ENDE
Eric S. Ende, President
(Principal Executive Officer)

Date:	August 28, 2007

By:	/s/ J. RICHARD ATWOOD
J. Richard Atwood, Treasurer
(Principal Financial Officer)

Date:	August 28, 2007